[ING FUNDS LOGO]

                                                                       (h)(7)(i)

June 14, 2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

         Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING GET U.S. Core Portfolio - Series 7, ING GET U.S. Core Portfolio - Series 8, and ING GET U.S. Core Portfolio - Series 9, three newly established series of ING Variable Insurance Trust (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

         AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes of ING Mercury Fundamental Growth Portfolio to ING Mercury Large Cap Growth Portfolio, effective August 6, 2004, and ING Janus Growth and Income Portfolio to ING Legg Mason Value Portfolio.

         Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds, by signing below.

                                                 Very sincerely,

                                                 /s/ Robert S. Naka
                                                 ------------------------------
                                                 Robert S. Naka
                                                 Senior Vice President
                                                 ING Variable Insurance Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By:   /s/ Nick Horvath
      -----------------------------

7337 E. Doubletree Ranch Rd.
Scottsdale, AZ 85258-2034
                              Tel: 480-477-3000     ING Variable Insurance Trust
                              Fax: 480-477-2700
                              www.ingfunds.com

Name:  Nick Horvath
Title  Director of Operations, Duly Authorized

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                                       TYPE OF              STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                   ORGANIZATION         ORGANIZATION       I.D. NO.
                                                                     ------------         ------------      ---------
ING CORPORATE LEADERS TRUST FUND                                        Trust                New York       13-6061925

ING EQUITY TRUST                                                     Business Trust        Massachusetts      N/A
   ING Convertible Fund                                                                                     33-0552461
   ING Disciplined LargeCap Fund                                                                            06-1533751
   ING Equity and Bond Fund                                                                                 33-0552418
   ING Financial Services Fund                                                                              95-4020286
   ING LargeCap Growth Fund                                                                                 33-0733557
   ING LargeCap Value Fund                                                                                  20-0437128
   ING MidCap Opportunities Fund                                                                            06-1522344
   ING MidCap Value Fund                                                                                    86-1048451
   ING Principal Protection Fund                                                                            86-1033467
   ING Principal Protection Fund II                                                                         86-1039030
   ING Principal Protection Fund III                                                                        86-1049217
   ING Principal Protection Fund IV                                                                         82-0540557
   ING Principal Protection Fund V                                                                          27-0019774
   ING Principal Protection Fund VI                                                                         48-1284684
   ING Principal Protection Fund VII                                                                        72-1553495
   ING Principal Protection Fund VIII                                                                       47-0919259
   ING Principal Protection Fund IX                                                                         20-0453800
   ING Principal Protection Fund X                                                                          20-0584080
   ING Principal Protection Fund XI                                                                         20-0639761
   ING Real Estate Fund                                                                                     43-1969240
   ING SmallCap Opportunities Fund                                                                          04-2886856
   ING SmallCap Value Fund                                                                                  86-1048453
   ING Tax Efficient Equity Fund                                                                            23-2978988

ING FUNDS TRUST                                                     Statutory Trust       Delaware             N/A
   ING Classic Money Market Fund                                                                            23-2978935
   ING GNMA Income Fund                                                                                     22-2013958
   ING High Yield Bond Fund                                                                                 23-2978938
   ING High Yield Opportunity Fund                                                                          33-0715888
   ING Intermediate Bond Fund                                                                               52-2125227

                                                                       TYPE OF              STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                   ORGANIZATION         ORGANIZATION       I.D. NO.
------------------                                                   ------------         ------------      ----------
ING FUNDS TRUST (CONT.)
   ING Lexington Money Market Trust                                                                         13-6766350
   ING Money Market Fund                                                                                    86-0955273
   ING National Tax-Exempt Bond Fund                                                                        23-2978941

ING INVESTMENT FUNDS, INC.                                           Corporation          Maryland             N/A
   ING MagnaCap Fund                                                                                        22-1891924

ING INVESTORS TRUST                                                  Business Trust       Massachusetts        N/A
   ING AIM Mid Cap Growth Portfolio                                                                         13-3851354
   ING Alliance Mid Cap Growth Portfolio                                                                    51-0380290
   ING American Funds Growth Portfolio                                                                      55-0839555
   ING American Funds Growth-Income Portfolio                                                               55-0839542
   ING American Funds International Portfolio                                                               55-0839952
   ING Capital Guardian Large Cap Value Portfolio                                                           23-3027332
   ING Capital Guardian Managed Global Portfolio                                                            51-0377646
   ING Capital Guardian Small Cap Portfolio                                                                 13-3869101
   ING Developing World Portfolio                                                                           52-2059121
   ING Eagle Asset Capital Appreciation Portfolio                                                           13-3793993
   ING Evergreen Health Sciences Portfolio                                                                  20-0573913
   ING Evergreen Omega Portfolio                                                                            20-0573935
   ING FMR(SM) Diversified Mid Cap Portfolio                                                                25-6725709
   ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                                                      23-3074142
   ING Hard Assets Portfolio                                                                                95-6895627
   ING International Portfolio                                                                              23-3074140
   ING Janus Special Equity Portfolio                                                                       23-3054937
   ING Jennison Equity Opportunities Portfolio                                                              13-6990661
   ING JPMorgan Small Cap Equity Portfolio                                                                  02-0558352
   ING Julius Baer Foreign Portfolio                                                                        02-0558388
   ING Legg Mason Value Portfolio                                                                           23-3054962
   ING Lifestyle Aggressive Growth Portfolio                                                                20-0573999
   ING Lifestyle Growth Portfolio                                                                           20-0573986
   ING Lifestyle Moderate Growth Portfolio                                                                  20-0573968
   ING Lifestyle Moderate Portfolio                                                                         20-0573946
   ING Limited Maturity Bond Portfolio                                                                      95-6895624
   ING Liquid Assets Portfolio                                                                              95-6891032
   ING Marsico Growth Portfolio                                                                             51-0380299
   ING Mercury Focus Value Portfolio                                                                        02-0558367
   ING Mercury Large Cap Growth Portfolio                                                                   02-0558346
   ING MFS Mid Cap Growth Portfolio                                                                         51-0380288
   ING MFS Research Portfolio                                                                               51-0380300
   ING MFS Total Return Portfolio                                                                           51-0380289

                                                                       TYPE OF              STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                   ORGANIZATION         ORGANIZATION       I.D. NO.
------------------                                                   ------------         ------------      ----------
ING INVESTORS TRUST (CONT.)

   ING PIMCO Core Bond Portfolio                                                                            51-0380301
   ING PIMCO High Yield Portfolio                                                                           02-0558398
   ING Salomon Brothers All Cap Portfolio                                                                   23-0326348
   ING Salomon Brothers Investors Portfolio                                                                 23-3027331
   ING Stock Index Portfolio                                                                                55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio                                                         95-6895626
   ING T. Rowe Price Equity Income Portfolio                                                                95-6895630
   ING UBS U.S. Balanced Portfolio                                                                          23-3054961
   ING Van Kampen Equity Growth Portfolio                                                                   02-0558376
   ING Van Kampen Global Franchise Portfolio                                                                02-0558382
   ING Van Kampen Growth and Income Portfolio                                                               13-3729210
   ING Van Kampen Real Estate Portfolio                                                                     95-6895628

ING MAYFLOWER TRUST                                                  Business Trust        Massachusetts        N/A
   ING International Value Fund                                                                             06-1472910

ING MUTUAL FUNDS                                                     Statutory Trust       Delaware             N/A
   ING Emerging Countries Fund                                                                              33-0635177
   ING Foreign Fund                                                                                         72-1563685
   ING Global Equity Dividend Fund                                                                          55-0839557
   ING Global Real Estate Fund                                                                              86-1028620
   ING International Fund                                                                                   22-3278095
   ING International SmallCap Growth Fund                                                                   33-0591838
   ING Precious Metals Fund                                                                                 13-2855309
   ING Russia Fund                                                                                          22-3430284
   ING Worldwide Growth Fund                                                                                33-0552475

ING PRIME RATE TRUST                                                 Business Trust        Massachusetts    95-6874587

ING SENIOR INCOME FUND                                               Statutory Trust       Delaware         86-1011668

ING VARIABLE INSURANCE TRUST                                         Statutory Trust       Delaware             N/A
   ING GET U.S. Core Portfolio - Series 1                                                                   43-2007006
   ING GET U.S. Core Portfolio - Series 2                                                                   41-2107140
   ING GET U.S. Core Portfolio - Series 3                                                                   32-0090501
   ING GET U.S. Core Portfolio - Series 4                                                                   32-0090502
   ING GET U.S. Core Portfolio - Series 5                                                                   32-0090504
   ING GET U.S. Core Portfolio - Series 6                                                                   32-0090505
   ING GET U.S. Core Portfolio - Series 7                                                                   20-1001843
   ING GET U.S. Core Portfolio - Series 8                                                                   20-1001926
   ING GET U.S. Core Portfolio - Series 9                                                                   20-1001966
   ING GET U.S. Opportunity Portfolio - Series 1                                                            43-2007032

                                                                       TYPE OF              STATE OF         TAXPAYER
TAXPAYER/FUND NAME                                                   ORGANIZATION         ORGANIZATION       I.D. NO.
------------------                                                   ------------         ------------      ----------
ING VARIABLE INSURANCE TRUST (CONT.)
   ING GET U.S. Opportunity Portfolio - Series 2                                                            TBD
   ING VP Worldwide Growth Portfolio                                                                        25-6705433

ING VARIABLE PRODUCTS TRUST                                          Business Trust        Massachusetts        N/A
   ING VP Convertible Portfolio                                                                             86-1028318
   ING VP Disciplined LargeCap Fund                                                                         06-6397003
   ING VP Financial Services Portfolio                                                                      86-1028316
   ING VP High Yield Bond Portfolio                                                                         06-6396995
   ING VP International Value Portfolio                                                                     06-6453493
   ING VP LargeCap Growth Portfolio                                                                         86-1028309
   ING VP MagnaCap Portfolio                                                                                06-6493762
   ING VP MidCap Opportunities Portfolio                                                                    06-6493760
   ING VP Real Estate Portfolio                                                                             20-0453833
   ING VP SmallCap Opportunities Portfolio                                                                  06-6397002

ING VP EMERGING MARKETS FUND, INC.                                   Corporation           Maryland         06-1287459

ING VP NATURAL RESOURCES TRUST                                       Business Trust        Massachusetts    22-2932678

USLICO SERIES FUND                                                   Business Trust        Massachusetts        N/A
   The Asset Allocation Portfolio                                                                           54-1499147
   The Bond Portfolio                                                                                       54-1499901
   The Money Market Portfolio                                                                               54-1499149
   The Stock Portfolio                                                                                      54-1499398

Last Approved: June 3, 2004

Last Approved: June 3, 2004